UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-KA

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2005

The Boston Beer Company, Inc.
(Exact name of registrant as specified in its chapter)

Massachusetts	001-14092	04-3284048
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

75 Arlington Street, Boston, MA		02116
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (617) 368-5000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant's Certifying Accountant.

      On March 14, 2005, the Audit Committee of the Board of Directors of The Boston Beer Company, Inc., (the "Company") unanimously voted to dismiss Deloitte & Touche, LLP ("Deloitte") as its independent public accountants, and to engage Ernst & Young LLP ("Ernst & Young") as its independent auditors to serve as its independent accountants to audit the Company's financial statements for the 2005 fiscal year. The Company notified Deloitte & Touche of its dismissal on March 15, 2005.

      Deloitte's reports on the Company's financial statements for each of the fiscal years ended December 25, 2004 and December 27, 2003 did not contain an adverse opinion, a disclaimer of opinion, or any qualifications or modifications as to uncertainty, audit scope or accounting principles. During the Company's fiscal years ended December 25, 2004 and December 27, 2003, and through the date of dismissal, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report.

      During the fiscal years ended December 25, 2004 and December 27, 2003 and through the date of dismissal, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "Commission").

      The Company has not consulted with Ernst & Young during the fiscal years ended December 25, 2004 and December 27, 2003, nor during the subsequent period to the date of its engagement regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

      The Company provided Deloitte with a copy of this amended Form 8-K on March 28, 2005, and requested that Deloitte furnish it with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in such Form 8-KA and, if not, stating the respects in which it does not agree. The letter of Deloitte addressed to the Commission is attached hereto as Exhibit 16.

Exhibit 16 - Letter of Deloitte & Touche, LLP to the Commission dated March 31, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc.
(Registrant)

Date: April 1, 2005	/S/ WILLIAM F. URICH

William F. Urich
Chief Financial Officer
(Signature)*

*Print name and title of the signing officer under his signature.

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